Colonial BancGroup June 2008 Exhibit 99.1

Forward Looking Statements
This presentation includes “forward-looking statements” within the meaning of the federal securities laws. Words such as “believes,” “estimates,”
“plans,” “expects,” “should,” “may,” “might,” “outlook,” “potential” and “anticipates,” the negative of these terms and similar expressions, as they relate to
The Colonial BancGroup, Inc. (BancGroup) (including its subsidiaries or its management), are intended to identify forward-looking statements. The forward-looking statements in this presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by such statements. In addition to factors mentioned elsewhere in this presentation or previously disclosed in BancGroup’s SEC reports (accessible on the SEC’s website at www.sec.gov or on BancGroup’s website at www.colonialbank.com), the following factors, among others, could cause actual results to differ materially from forward-looking statements and future results could differ materially from historical performance.
These factors are not exclusive:
losses to our loan portfolio are greater than estimated or expected;
an inability to raise additional capital on terms and conditions that are satisfactory;
the impact of current economic conditions on our ability to borrow additional funds to meet our liquidity needs;
economic conditions affecting real estate values and transactions in BancGroup’s market and/or general economic conditions, either nationally or regionally, that are less favorable then expected;
changes in the interest rate environment which expand or reduce margins or adversely affect critical estimates as applied and projected returns on investments;
deposit attrition, customer loss, or revenue loss in the ordinary course of business;
increases in competitive pressure in the banking industry and from non-banks;
costs or difficulties related to the integration of the businesses of BancGroup and institutions it acquires are greater than expected;
the inability of BancGroup to realize elements of its strategic plans for 2008 and beyond;
natural disasters in BancGroup’s primary market areas which result in prolonged business disruption or materially impair the value of collateral securing loans;
management’s assumptions and estimates underlying critical accounting policies prove to be inadequate or materially incorrect or are not borne out by subsequent events;
the impact of recent and future federal and state regulatory changes;
current or future litigation, regulatory investigations, proceedings or inquiries;
strategies to manage interest rate risk may yield results other than those anticipated;
changes which may occur in the regulatory environment;
a significant rate of inflation (deflation);
unanticipated litigation or claims;
acts of terrorism or war; and
changes in the securities markets.
Many of these factors are beyond BancGroup’s control. The reader is cautioned not to place undue reliance on any forward looking statements made by or on behalf of BancGroup. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. BancGroup does not undertake any obligation to update or revise any forward-looking statements.

Colonial BancGroup

SNV
WTNY
BXS
FITB
TSFG
TRMK
ASBC
CNB
BBT
STI
ZION
MTB
WFC
FHN
RF
WB
CNB

BBT
CNB
FHN
SNV
WTNY
WB
CNB
MTB
BXS
BBX
ZION
FITB
TRMK
RF
WFC
STI
ASBC
TSFG

BXS
BBX
WTNY
CNB
TRMK
TSFG
ASBC
SNV
BBT
FHN
CNB
WFC
FITB
ZION
MTB
WB
RF
STI

CNB LISTED NYSE

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Tier 1 Leverage Ratio
Peer Median = 7.30
Peer Median = 8.60
Tier 1 Capital Ratio
Total Risk Based Capital Ratio
Peer Median = 11.87
Equity Issuance Improved Capital to
Peer Median Levels or Above
Regulatory Capital Position as of 3/31/08
1
3/31/08 proforma with $350mm in common stock issuance, $333mm net
2
As reported Note: Some institutions have issued capital since 3/31/08, however the data is not readily available
Source: SNL Financial
9.0
8.5
8.4
8.3
8.2
8.1
7.8
7.2
7.2
7.0 7.0
6.6
6.6
6.2
7.35
6.1
2
14.1
13.0
12.5
12.4
12.1
11.9 11.9
11.8 11.8
11.3
10.9
11.0 11.0
11.0 11.1
11.2
13.7
1
12.0
2
10.7
10.0
9.7
9.4
9.3
9.1 9.1
9.0
7.7
7.6
7.6
7.4
7.3 7.2
7.9
8.2
8.1
2
9.7 1
7.35¹

Colonial BancGroup

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Significant Capital Cushion
After Tax PreTax
Tier 1 Leverage 6.10% 7.35% 626,000 $      948,000 $      5.00%
Tier 1 Capital 8.05% 9.70% 746,000         1,131,000      6.00%
Total Risk Based Capital 12.00% 13.66% 737,000         1,116,000      10.00%
Reported
1Q08
3/31/08
Well
Capitalized
Ratios
Proforma after
$333 million
Capital Raise
3/31/08
Capital in Excess of Well
Capitalized Minimums
(in 000's)
$500 Million Change in Assets
100% Risk Weighted
Tier 1 Leverage ± 0.14%
Tier 1 Capital ± 0.25%
Total Risk Based Capital ± 0.35%

Short Term
Borrowings
5%
CD's > $100k
15%
Long Term
Borrowings
17%
Brokered
Deposits
8%
Core
Deposits 55%
Strong Liquidity Position
3/31/08 Funding Position
Total $25 Billion
Available sources of funding are
estimated to be $5.3 billion
Sources include: Fed funds, FHLB
availability, brokered deposits and available
collateral
Retail franchise provides the most
important source of funding
• Deposits comprise 78% of total
funding and funds 70% of total
assets
Loan to Deposit Ratio of 83.5%
No corporate debt maturities in
2008 – no rollover risk to
institutional market

Colonial BancGroup

FHN
MTB
WFC
BBX
ASBC
FITB
TSFG
RF
WB
STI
ZION
SNV
BBT
TRMK
WTNY
BXS
CNB

CNB LISTED NYSE
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Superior Liquidity Position Driven by
Valuable Franchise
3/31/08 Loan to Deposit Ratio
1
1.35
1.19
1.16
1.14
1.14 1.13
1.09 1.08 1.08
1.06 1.06
1.06 1.05
0.84
0.92 0.93
0.95
Peer Median = 1.08
Source: SNL Financial
1
Period end balances

Colonial BancGroup

CNB LISTED NYSE
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1
Source: SNL Financial
Valuable Franchise – Not Factored Into
Share Price
3/31/08 Deposits
(in 000's)
Median Deposit
Premium for
Acquisitions
Since 1/1/07
1
Implied Value of
Deposits
(in 000's)
Alabama 4,198,142 $        19.5% 819,000 $
Florida 10,962,668 22.8 2,499,000
Texas 758,171 18.6 141,000
Nevada 667,697 17.8 119,000
Georgia 743,497 22.2 165,000
Branch Deposits 17,330,175 3,743,000
Corporate Treasury/Other 1,941,153 - -
19,271,328 $      3,743,000 $
Implied Value of Deposits - Per Share $18.62

Colonial BancGroup

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Colonial’s capital is significantly above well-capitalized levels
We believe our capital is more than adequate to weather the current credit cycle
Raised capital proactively to ensure that the Company could withstand unexpected credit losses
• $300 million REIT Preferred Issued in May 2007
• $250 million subordinated debt issued in March 2008
• $350 million of common stock issued in April 2008
Liquidity is strong – low loan to deposit ratio
No off-balance sheet items
Significant insider buying of CNB
• Insiders bought over 3.7 million shares or approximately 2% of outstanding shares over the past 12 months
2008 Summary